Execution Version

Exhibit 10.4

______________________________________________________________________

FOURTH AMENDMENT

TO

AMENDED & RESTATED

TERM LOAN CREDIT AGREEMENT

AMONG

Sundance Energy INC.,

as parent,

Sundance Energy, Inc.,

AS BORROWER,

MORGAN STANLEY CAPITAL ADMINISTRATORS INC.,
AS ADMINISTRATIVE AGENT,

THE LOAN PARTIES PARTY HERETO

AND

THE LENDERS PARTY HERETO

Dated as of October 16, 2020

______________________________________________________________________

FOURTH AMENDMENT TO AMENDED & RESTATED

TERM LOAN CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED & RESTATED TERM LOAN CREDIT AGREEMENT (this “Amendment”) dated as of October 16, 2020 (the “Closing Date”) is among SUNDANCE ENERGY INC., a Delaware corporation (“Parent”), SUNDANCE ENERGY, INC., a Colorado corporation (the “Borrower”), MORGAN STANLEY CAPITAL ADMINISTRATORS INC., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), each of the Loan Parties party hereto and each of the lenders party hereto (individually a “Lender” and collectively, the “Lenders”).

RECITALS

A.The Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended & Restated Term Loan Credit Agreement dated as of April 23, 2018 (as further amended, modified, supplemented, restated, replaced or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have made certain Loans and other credit available to and on behalf of the Borrower.

B.Subject to the terms and conditions set forth herein, the Parent, the Borrower, the Administrative Agent, the Loan Parties party hereto and the Lenders party hereto agree to amend certain provisions of the Credit Agreement as set forth herein.

C.NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Amendment refer to the Credit Agreement.
Section 2.Amendments. Upon the Closing Date, the Credit Agreement is hereby amended as follows.
(a)Amendments to Section 1.02. Section 1.02 is hereby amended by:
(i)	Amending and restating the definition of “Approved Plan of Development” in its entirety as follows:

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[Fourth Amendment to Amended & Restated Term Loan Credit Agreement]

““Approved Plan of Development” means the Borrower’s written plan of development with respect to budgeted development expenditures, Capital Expenditures and other development activities for the period from the Third Amendment Effective Date through and including December 31, 2020 which (a) includes (i) $2,400,000 of Capital Expenditures with respect to the Harlan Bethune 29-32H wells in June 2020 and (ii) $2,600,000 for development expenditures, Capital Expenditures or other development activities to be identified by the Borrower with respect to the Oil and Gas Properties of the Loan Parties and (b) was delivered to the Administrative Agent and the Lenders on the Third Amendment Effective Date; provided that, as of October 16, 2020, the Approved Plan of Development shall be deemed to also include up to $6,100,000 of Capital Expenditures with respect to the completion of the Bracken 19H and 20H wellbores.”

(ii)	Amending and restating clauses (a)(iv) and (a)(v) of the definition of “General & Administrative Expenses” in their entirety as follows:

“(iv) severance payments (regardless of when offered or accepted) to former employees of the Borrower; provided, that the aggregate amount of such severance payments that may be excluded pursuant to this clause (iv) shall not exceed $375,000 for the period from the Third Amendment Effective Date through October 30, 2020, and (v) share-based compensation expenses; provided, that the aggregate amount of such share-based compensation expenses that may be excluded pursuant to this clause (v) shall not exceed $500,000 for the period from the Third Amendment Effective Date through October 30, 2020”

(b)Amendments to Sections 8.01(c) and 8.12(a).  Sections 8.01(c) and 8.12(a) are each hereby amended by replacing the phrase “September 30, 2020” with the phrase “October 30, 2020” in each instance it appears.
(c)Amendment to Section 8.22.  Section 8.22 is hereby amended by replacing the phrase “September 30, 2020” with the phrase “December 31, 2020”.
(d)Amendment to Section 9.01(b).  Section 9.01(b) is hereby amended by inserting the following at the end thereof:

“; provided that the ratio of Total Proved PV-9 to Total Debt as of June 30, 2020, shall not be tested until the Borrower delivers the July 1, 2020 Reserve Report to the Administrative Agent and the Lenders.”

(e)Amendment to Section 9.24.  Section 9.24 is hereby amended and restated in its entirety as follows:

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[Fourth Amendment to Amended & Restated Term Loan Credit Agreement]

“Section 9.24Capital Expenditures; General & Administrative Expenses; Approved Plan of Development.  Parent and the Borrower will not, and will not permit any other Loan Party to, make (a)(i) more than $11,100,000 of Capital Expenditures for the period from May 1, 2020 through and including December 31, 2020 or (ii) any Capital Expenditures (which, for the avoidance of doubt, shall exclude expenses associated with any workover, reworking, plugging and abandonment or other operations in respect of existing wells, and which excluded expenses are not involved in the drilling, completion or recompletion of any well) using the proceeds of Revolving Debt permitted to be incurred under Section 9.02(m)(iii), (b) more than $3,000,000 of General & Administrative Expenses per fiscal quarter in any of the fiscal quarters ending June 30, 2020 and September 30, 2020 and more than $3,600,000 of General & Administrative Expenses in the fiscal quarter ending December 31, 2020, and (c) any development expenditures or Capital Expenditures or conduct other development activities prior to December 31, 2020 unless such expenditure or activity is made pursuant to the Approved Plan of Development.”

Section 3.Conditions Precedent.  The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3 (or their waiver in accordance with Section 12.02 of the Credit Agreement), each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
3.1Amendment.  The Administrative Agent shall have received executed multiple counterparts as requested of this Amendment from the Parent, the Borrower, the other Loan Parties and the Lenders constituting the Required Lenders.
3.213-Week Forecast. The Administrative Agent shall have received a thirteen-week cash flow forecast for the thirteen-week period that begins with the first full calendar week following the Closing Date (the “13-Week Forecast”), which 13-Week Forecast shall be in form and substance reasonably satisfactory to the Administrative Agent and reflect, for the periods covered thereby, projected weekly disbursements, cash receipts, and ending cash for each week covered by such 13-Week Forecast.
3.3Fees and Expenses.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, to Simpson Thacher & Bartlett LLP, as counsel to the Administrative Agent, (a) all outstanding fees and expenses that have previously been invoiced but not yet paid and (b) a retainer in connection with its engagement by the Administrative Agent in an amount equal to $250,000) required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.4Other.  The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

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Without limiting the generality of the provisions of this Section 3, for purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that shall have delivered executed multiple counterparts of this Amendment to the Administrative Agent shall be deemed to have consented to, approved of, or accepted or been satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.Ratification and Affirmation; Representations and Warranties; Etc.  Each Loan Party hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
Section 5.Reference to and Effect Upon the Credit Agreement and other Loan Documents.
5.1Loan Document.  This Amendment shall constitute a Loan Document as such term is defined in the Credit Agreement.
5.2Effect Upon Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.
5.3No Waiver; Interpretation.  The Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent and the Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document (except as specifically set forth in this Amendment) or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

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[Fourth Amendment to Amended & Restated Term Loan Credit Agreement]

5.4Violations. Except as expressly provided herein, neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively, “Violations”).  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Section 12.02(a) of the Credit Agreement remains in full force and effect and is hereby ratified by the Borrower.
Section 6.Miscellaneous.
6.1RELEASE.  EACH LOAN PARTY, IN CONSIDERATION OF THE ADMINISTRATIVE AGENT’S AND THE UNDERSIGNED LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, UNCONDITIONALLY, FREELY, VOLUNTARILY AND, AFTER CONSULTATION WITH COUNSEL AND BECOMING FULLY AND ADEQUATELY INFORMED AS TO THE RELEVANT FACTS, CIRCUMSTANCES AND CONSEQUENCES, RELEASES, WAIVES AND FOREVER DISCHARGES (AND FURTHER AGREES NOT TO ALLEGE, CLAIM OR PURSUE) ANY AND ALL CLAIMS, RIGHTS, CAUSES OF ACTION, COUNTERCLAIMS OR DEFENSES OF ANY KIND WHATSOEVER, IN CONTRACT, IN TORT, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, DIRECT OR DERIVATIVE, WHICH EACH LOAN PARTY OR ANY PREDECESSOR, SUCCESSOR OR ASSIGN MIGHT OTHERWISE HAVE OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR PRESENT OR FORMER SUBSIDIARIES AND AFFILIATES OR ANY OF THE FOREGOING’S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES OR AGENTS IN EACH CASE ON ACCOUNT OF ANY CONDUCT, CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, DEMAND, COVENANT, PROMISE, INDEBTEDNESS, CLAIM, RIGHT, CAUSE OF ACTION, SUIT, DAMAGE, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHATSOEVER WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME PRIOR TO THE CLOSING DATE RELATING TO THE LOAN DOCUMENTS, THIS AMENDMENT AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY.  THE FOREGOING RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THIS AMENDMENT.

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[Fourth Amendment to Amended & Restated Term Loan Credit Agreement]

6.2Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment, and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
6.3No Oral Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.4Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.5Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.6Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signatures Begin Next Page.]

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[Fourth Amendment to Amended & Restated Term Loan Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

PARENT:	Sundance Energy Inc.,

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President & CEO

BORROWER:	Sundance Energy, Inc.,

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President & CEO

OTHER LOAN PARTIES:	Sea Eagle Ford, LLC

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	CEO

Armadillo E&P, Inc.

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President

[Signature Page to Sundance Fourth Amendment]

ADMINISTRATIVE AGENT:	MORGAN STANLEY CAPITAL
ADMINISTRATORS INC.,
as Administrative Agent

	By:	/s/ David Lazarus
		Name:	David Lazarus
		Title:	Vice President

LENDER:	MORGAN STANLEY CAPITAL GROUP INC.,
as a Lender

	By:	/s/ Brent Masucci
		Name:	Brent Masucci
		Title:	Vice President

[Signature Page to Sundance Fourth Amendment]

LENDER:	Ares Capital Corporation,
	By:	/s/ Penni Roll
		Name:	Penni Roll
		Title:	Authorized Signer

LENDER:	CION Ares Diversified Credit Fund,
	By:	/s/ Penni Roll
		Name:	Penni Roll
		Title:	Authorized Signer

LENDER:	Ares Credit Strategies Insurance Dedicated Fund Series of SALI Multi-Series Fund, L.P.
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor
	By:	/s/ Penni Roll
		Name:	Penni Roll
		Title:	Authorized Signer

LENDER:	Ares Direct Finance I LP
By: Ares Capital Management LLC, its investment manager
	By:	/s/ Penni Roll
		Name:	Penni Roll
		Title:	Authorized Signer

[Signature Page to Sundance Fourth Amendment]

Apollo Union Street Partners, L.P.

By: Apollo Union Street Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Kings Alley Credit Fund, L.P.
By: Apollo Kings Alley Credit Fund Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo TR Enhanced Levered Yield LLC
By: Apollo Total Return Enhanced Management LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fourth Amendment]

Apollo Tower Credit Fund, L.P.
By: Apollo Tower Credit Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Moultrie Credit Fund, L.P.
By: Apollo Moultrie Capital Fund Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President
MPI (London) Limited
By: Apollo TRF MP Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President
Apollo Tactical Value SPN Investments, L.P.
By: Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fourth Amendment]

AMISSIMA DIVERSIFIED INCOME ICAV,
an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund Amissima Assicurazioni Multi-Credit Strategy Fund
By: Apollo Management International LLP, solely in its capacity as Portfolio Manager and not in its individual corporate capacity
By: AMI (Holdings), LLC, its member

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Atlas Master Fund, LLC
By: Apollo Atlas Management, LLC, its investment Manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

TRANQUILIDADE DIVERSIFIED INCOME ICAV,
an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Tranquilidade Multi-Credit Strategy Fund
By: Apollo Management International LLP,
its portfolio manager, solely in its capacity as Portfolio Manager and not in its individual corporate capacity
By: AMI (Holdings), LLC, its member

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fourth Amendment]

Apollo TR Opportunistic Ltd
By: Apollo Total Return Management LLC, its investment manager
And by: Apollo Total Return Enhanced Management LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fourth Amendment]

LENDER:	AG Energy Funding, LLC, as a Lender
	By:	/s/ Todd Dittman
		Name:	Todd Dittman
		Title:	Authorized Person

[Signature Page to Sundance Fourth Amendment]